UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2013

GLOBAL VISION HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54050	27-2553082

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19200 Von Karman, 6th Floor, Irvine, CA		92612

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 281-6438
Registrant’s Fax Number, Including Area Code: (949) 281-3801

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

The information required by this Item is included in Items 2.01 and 2.03 below and is incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 12, 2013 (the “Closing Date”), Global Vision Holdings, Inc., a Nevada corporation (the “Company”) completed the acquisition (the “Acquisition”) of all of the assets of a division of Max Communicating Resources, Inc. entitled The Place Media, relating to the production and distribution of magazines and online publications under the series “The Place – The Insider’s Guide to Southern California” (the “Business”). The Acquisition was completed pursuant to the terms of an Asset Purchase Agreement, dated as of April 12, 2013 (the “Purchase Agreement”), by and among The Place Media, LLC (“Buyer”, a wholly owned subsidiary of the Company), and Max Communicating Resources, Inc. (“Seller”).

Pursuant to the Purchase Agreement, Buyer acquired substantially all of the assets relating to the Business for an aggregate purchase price of One Million Dollars ($1,000,000), consisting of (i) an initial cash payment of $140,000 on the Closing Date; (ii) monthly cash payments totaling $60,000 during the year immediately following the Closing; and $800,000 in the form of a promissory note.

The promissory note issued to the Seller on the Closing Date contains the following material terms: no interest is due under the note except in the event of a default; the amortization schedule calls for semi-annual principal payments commencing March 1, 2014 and ending September 1, 2019 and prepayment is permitted without penalty. In addition, the promissory note provides for potential reductions in the principal amount of the Note of up to $200,000 under certain circumstances. The promissory note is guaranteed by the Company.

Effective as of the Closing Date, the sole shareholder of Seller also entered into a non-competition agreement and a consulting agreement with the Buyer. Pursuant to these agreements, the sole shareholder of Seller agreed (i) not to engage, directly or indirectly, in any competitive business with Buyer, (ii) not to solicit Buyer’s employees or solicit Buyer’s customers or clients, and (iii) to provide transition consulting services to Buyer for a period of one year, provided that such consulting services are capped at fifty (50) total hours.

The Place Media, LLC, the entity which purchased the assets, will operate as a wholly owned subsidiary of Global Vision Holdings, Inc.

The foregoing descriptions of the Purchase Agreement and the promissory note issued to Seller are qualified in their entirety by the terms of the Purchase Agreement and the promissory note, copies of which are filed as Exhibits 2.1 and 4.1 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the promissory note issued to Seller in connection with the Acquisition, which is required to be disclosed in this Item 2.03, is incorporated herein by reference from Item 2.01.

Separately, on March 11, 2013, the Company entered into a securities purchase agreement with an accredited investor (the “Holder”) for the sale and issuance of an 8% convertible promissory note in the principal amount of $42,500 (the “Convertible Note”). The Convertible Note was funded pursuant to the securities purchase agreement on March 11, 2013.

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The principal balance of the Convertible Note is convertible into Class B common stock of the Company, at the election of the Holder, beginning 180 days after the issuance of the Convertible Note. The conversion price is equal to 51% multiplied by the market price (as determined in accordance with the Convertible Note). The Convertible Note has a nine month term. During the first 180 days after the issuance of the Convertible Note, the Company has the right to prepay the principal and interest under the Convertible Note at a premium, which varies depending on the date of prepayment.

Interest on the Convertible Note accrues at a rate of eight percent (8%) per annum. The Convertible Note also contains default provisions, including provisions for potential acceleration of the Note, a default premium, and default interest of twenty-two percent (22%).

Item 3.02 Unregistered Sales of Equity Securities.

The Convertible Note described under Item 2.03 above was offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (“Securities Act”), and Regulation D promulgated thereunder. The offering was made to an “accredited investor” (as defined by Rule 501 under the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K within 71 calendar days after the required filing date for this Current Report.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated April 12, 2013, by and between The Place Media, LLC, and Max Communicating Resources, Inc.(1)

4.1	Promissory Note issued to Max Communicating Resources dated April 12, 2013.

99.1	Securities Purchase Agreement dated April 11, 2013.(2)

99.2	8% Convertible Promissory Note dated April 11, 2013(3)

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(1) Schedules and exhibits, which the Company agrees to furnish on a supplemental basis to the Securities and Exchange Commission upon request, have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

(2) This Securities Purchase Agreement has been omitted pursuant to Instruction 2 of Item 601, since it contains substantially the same material terms as a purchase agreement filed as Exhibit 99.1 to a Form 8-K filed with the Commission on March 12, 2013, except that the purchase amount under the agreement dated April 11, 2013 is $42,500.

(3) This Note has been omitted pursuant to Instruction 2 of Item 601, since it contains substantially the same material terms as a convertible note filed as Exhibit 99.2 to a Form 8-K filed with the Commission on March 12, 2013, except that the conversion price in the April 11th Note is determined by a 49% discount to market price instead of a 45% discount.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL VISION HOLDINGS, INC.

Date: April 17, 2013	By:	/s/ Glen W. Carnes
Name: Glen W. Carnes Title: Chief Executive Officer

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 Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated April 12, 2013, by and between The Place Media, LLC, and Max Communicating Resources, Inc.(1)

4.1	Promissory Note issued to Max Communicating Resources dated April 12, 2013.

99.1	Securities Purchase Agreement dated March 6, 2013.(2)

99.2	8% Convertible Promissory Note dated April 11, 2013(3)

(1) Schedules and exhibits, which the Company agrees to furnish on a supplemental basis to the Securities and Exchange Commission upon request, have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

(2) This Securities Purchase Agreement has been omitted pursuant to Instruction 2 of Item 601, since it contains substantially the same material terms as a purchase agreement filed as Exhibit 99.1 to a Form 8-K filed with the Commission on March 12, 2013, except that the purchase amount under the agreement dated April 11, 2013 is $42,500.

(3) This Note has been omitted pursuant to Instruction 2 of Item 601, since it contains substantially the same material terms as a convertible note filed as Exhibit 99.2 to a Form 8-K filed with the Commission on March 12, 2013, except that the conversion price in the April 11th Note is determined by a 49% discount to market price instead of a 45% discount.

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